UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 27, 2010

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Willow Road Pleasanton, California	94588
(Address of principal executive offices)	(Zip Code)

(925) 924-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stockholder Approval of the Amended and Restated 2004 Equity Incentive Plan

At the Annual Meeting of Stockholders of Polycom, Inc. (“Polycom” or “the Company”) held on May 27, 2010 (the “Annual Meeting”), the stockholders of Polycom voted on and approved the amended and restated Polycom, Inc. 2004 Equity Incentive Plan (the “Amended and Restated 2004 Plan”). The terms and conditions of the Amended and Restated 2004 Plan are described in Polycom’s Proxy Statement dated April 13, 2010. The Amended and Restated 2004 Plan is filed as Exhibit 10.1 hereto and is hereby incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, proxies representing 79,640,233 shares of common stock, or approximately 93.52% of the total outstanding shares, were present and voted on the three proposals presented at the Annual Meeting as follows:

Proposal One – Election of Directors

The table below presents the voting results of the election of seven directors to Polycom’s Board of Directors by the Company’s stockholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Betsy S. Atkins	72,584,273	3,416,731	3,639,229
David G. DeWalt	75,772,635	228,369	3,639,229
John A. Kelley, Jr.	75,796,979	204,025	3,639,229
Michael R. Kourey	64,405,818	11,595,186	3,639,229
D. Scott Mercer	75,139,972	861,032	3,639,229
William A. Owens	75,772,406	228,598	3,639,229
Kevin T. Parker	75,794,918	206,086	3,639,229

Proposal Two – Approval of the Amended and Restated 2004 Equity Incentive Plan

Polycom’s stockholders approved the Amended and Restated 2004 Plan. The proposal received 69,792,268 votes for, 8,847,793 votes against, 1,000,172 abstentions, and no broker non-votes.

Proposal Three – Ratification of Appointment of Independent Registered Public Accounting Firm

Polycom’s stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The proposal received 79,131,362 votes for, 439,337 votes against, 15,534 abstentions, and no broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Polycom, Inc. 2004 Equity Incentive Plan (May 27, 2010 Restatement)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/S/ SAYED M. DARWISH
Sayed M. Darwish Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Date: June 2, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Polycom, Inc. 2004 Equity Incentive Plan (May 27, 2010 Restatement)

4